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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (date of earliest event reported): April 18, 2001


                                LPA HOLDING CORP.
           -----------------------------------------------------------
             (Exact name of registrant as specified in its charter)


                       SEE TABLE OF ADDITIONAL REGISTRANTS


      Delaware                         333-56239-01           48-1144353
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(State or other jurisdiction           (Commission          (IRS Employee
   of incorporation)                   File Number)       Identification No.)





8717 West 110th Street, Suite 300     Overland Park, Kansas          66210
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(Address of principal executive offices)                          (Zip Code)



        Registrant's telephone number, including area code: 913-345-1250




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                             ADDITIONAL REGISTRANTS


                           Jurisdiction of     Commission       IRS Employer
Name                       Incorporation       File Number    Identification No.
----                       ---------------     -----------    ------------------

La Petite Academy, Inc.       Delaware          333-56239         43-1243221

LPA Services, Inc.            Delaware          333-56239-02      74-2849053

Bright Start, Inc.            Minnesota         333-56239-03      41-1694581




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ITEM 8.

On April 18, 2001, LPA Holding Corp's Board of Directors and their Credit Agreement Agents approved a change in the Company's fiscal year end from the 52/53 period ending on the first Saturday in July to the 52/53 period ending on the Saturday closest to June 30. This change was made to align our business fiscal year with our tax fiscal year. A report on Form 10-K covering the transition period will be filed in accordance with the Securities and Exchange Commission filing requirements.


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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              LPA Holding Corp.
                                              ----------------------------------
                                              (Registrant)



Date:  April 24, 2001                         By /s/ Jeffrey J. Fletcher
                                              ----------------------------------
                                              Name:  Jeffrey J. Fletcher
                                              Title: Chief Financial Officer and
                                              duly authorized representative
                                              of the registrant






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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              La Petite Academy, Inc.
                                              ----------------------------------
                                              (Registrant)



Date: April 24, 2001                          By /s/ Jeffrey J. Fletcher
                                              ----------------------------------
                                              Name: Jeffrey J. Fletcher
                                              Title: Chief Financial Officer and
                                              duly authorized representative
                                              of the registrant



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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              LPA Services, Inc.
                                              ----------------------------------
                                              (Registrant)



Date: April 24, 2001                          By /s/ Jeffrey J. Fletcher
                                              ----------------------------------
                                              Name: Jeffrey J. Fletcher
                                              Title: Chief Financial Officer and
                                              duly authorized representative
                                              of the registrant





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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              Bright Start, Inc.
                                              ----------------------------------
                                              (Registrant)



Date: April 24, 2001                          By /s/ Jeffrey J. Fletcher
                                              ----------------------------------
                                              Name: Jeffrey J. Fletcher
                                              Title: Chief Financial Officer and
                                              duly authorized representative
                                              of the registrant